                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Anson Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               ANSON BANCORP, INC.
                             211 South Greene Street
                         Wadesboro, North Carolina 28170
                                   ----------


                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 12, 1998


     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Anson Bancorp, Inc. (the "Company") will be held on November 12, 1998, at 10:00 a.m., Eastern Time, at the office of the Company at 211 South Greene Street, Wadesboro, North Carolina.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect seven persons who will serve as directors of the Company until the 1999 Annual Meeting of stockholders or until their successors are duly elected and qualified;

     2. To ratify the selection of Faulkner & Thompson, P.A. as the independent auditor for the Company for the fiscal year ending June 30, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established October 2, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                          By Order of the Board of Directors


                                          /s/ Veda H. Edwards
                                          Veda H. Edwards
                                          Secretary

Wadesboro, North Carolina
October 12, 1998



A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                              ANSON BANCORP, INC.


                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                               November 12, 1998



               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     This Proxy Statement is being furnished to stockholders of Anson Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 12, 1998, at 10:00 a.m., Eastern Time, at the office of the Company at 211 South Greene Street, Wadesboro, North Carolina, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 12, 1998. The Company's office is located at 211 South Greene Street, Wadesboro, North Carolina 28170 and its telephone number is (704) 694-2122.

     Other than the matters listed on the attached Notice of 1998 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Anson Savings Bank, Inc. (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope. Any stockholder may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If a proxy is returned with no instructions given, the proxy will be voted FOR the nominees for election to the Board of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed and the proxy will be voted FOR the proposals on which no instructions are given.

     The close of business on October 2,1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 585,124 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The proposal to ratify the appointment of the Company's independent auditor for the year ending June 30, 1999 will be approved if the votes cast in favor of such action exceed the votes cast opposing the action.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information; as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                                  Amount and Nature of
    Name and Address             Beneficial Ownership/1/  Percentage of Class/2/
    ----------------             -----------------------  ----------------------
Warren A. Mackey                        51,100                   8.7%
c/o CAI Advisors, Inc.
767 Fifth Avenue, 5th Floor
New York, New York 10153



----------------------

     /1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individual, by his spouse and minor children and by other entities controlled by the named individual.

     /2/ Based on a total of 585,124 shares of Common Stock outstanding at the Record Date.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).

                                                 Amount and
                                                  Nature of         Percentage
                                                 Beneficial             of
Name and Address                               Ownership/1,2/        Class/3/
----------------                               --------------        --------
Preston A. Burns, Chairman                          5,500              0.94%
John J. Crawford, Director                         10,000              1.71%
W. Kenneth Huntley, Director                       10,000              1.71%
Emmett S. Patterson, Director                       2,000              0.34%
John R. Potter, Director                            2,500              0.43%
H. Patrick Taylor, Jr., Director                   15,000              2.56%
Eugene M. Ward, Director, President and            10,000              1.71%
Chief Executive Officer
Other Executive Officers                            5,565              0.95%
                                                    -----              -----
All executive officers and directors as a
group (9 Persons)                                  60,565             10.35%
--------------------------------

     /1/Voting and investment power is not shared unless otherwise indicated.

     /2/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other entities controlled by the named individuals.

     /3/Based upon a total of 585,124 shares of Common Stock outstanding at the Record Date.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1998, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

     The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at seven members.

     The Board of Directors has nominated the seven persons named below for election as directors to serve for the terms specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified.

     The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect the seven nominees listed below as directors for the terms specified, unless authority to vote is withheld or such proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years, the term for which he has been nominated, and the year he was first elected as a director of the Bank. All of the nominees were appointed to serve as initial directors of the Company in connection with its incorporation in March 1998.

                          Age on                                                                                Director
                         June 30,                        Principal Occupation                         Term       of Bank
Name                       1998                         During Last Five Years                       Expires      Since
----                     --------                       ----------------------                       -------      -----
Preston A. Burns,
Chairman                    84       Retired, former President of Wadesboro Auto Supply              1999         1958
John J. Crawford            78       Retired, former owner of Crawford Motor Company                 1999         1960
W. Kenneth Huntley          49       President, Huntley Oil and Gas Company, Inc.                    1999         1989
Emmett S. Patterson         60       General Manager and Executive Vice President, PeeDee            1999         1988
                                     Electric Membership Corporation
John R. Potter              80       Retired, former Anson County Agricultural Extension Agent       1999         1962
H. Patrick Taylor, Jr.      74       Attorney                                                        1999         1961
Eugene M. Ward              63       President and Chief Executive Officer, Anson Savings Bank,      1999         1962
                                     Inc.

     The Board of Directors recommends a vote FOR all of the nominees for
                                              ---
election as directors.

Board of Directors of the Bank

     The Bank also has a seven member board of directors which is composed of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

     The Company was organized in March 1998 by the board of directors of the Bank to acquire and hold the capital stock of the Bank issued in connection with the Bank's conversion from mutual to stock form (the "Conversion"). The Company did not actively engage in any business until after the consummation of the Conversion on June 19, 1998. Consequently, the meetings of the Board of Directors held during the fiscal year ended June 30, 1998 were held in connection with the organization of the Company and the Conversion. During fiscal 1998, the Board of Directors of the Company held five meetings. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended June 30, 1998.

     The Board of Directors of the Company has a standing Audit Committee. The Company's Audit Committee consists of Messers. Burns, Crawford, Huntley, Patterson, Potter and Taylor. This Committee meets periodically to supervise examination of the assets and the liabilities and the internal audit program of the Company and its subsidiaries and to cause outside audits to be performed on the financial statements of the Company.

     In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

     The Bank's board of directors has appointed four standing committees to which certain responsibilities have been delegated -- the Executive Committee, the Loan Committee, the Proxy Committee and the Nominating/Compensation Committee. The Executive Committee, the Proxy Committee and Loan Committee meet on an as needed basis. The Executive Committee did not meet during the 1998 fiscal year. The Proxy Committee met two times and the Loan Committee met 38 times during the year ended June 30, 1998.

     The Board of Directors of the Company does not have a compensation committee. The Bank's Nominating/Compensation Committee, which generally meets annually and met one time during the year ending June 30, 1998, serves as the Company's compensation committee and determines the compensation of the executive officers of the Company and the Bank. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. The Nominating/Compensation Committee also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. Mr. Ward participates in the deliberations of the Nominating/Compensation Committee regarding compensation of officers other than himself. He does not participate in the discussion or decisions regarding his own compensation.

Director Compensation

     Board Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Company's Board of Directors are also directors of the Bank. For their service on the Bank's board of directors, all members of the Bank's board of directors, including Mr. Ward, receive an annual retainer of $600.00 and an additional $200.00 per meeting attended. Board fees are subject to adjustment annually. The Bank's Executive Committee members, including Mr. Ward, receive $50.00 per meeting attended; all of the directors of the Bank, excluding Mr. Ward, receive $50.00 per month for their services on the Loan Committee.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of the Company and the Bank.


                                                                                     Employed By
                                                                                     the Bank or
                         Age on               Positions and Occupations              the Company
Name                 June 30, 1998              During Last Five Years                  Since
----                 -------------              -----------------------                 -----
Eugene M. Ward             63            President and Chief Executive Officer          1962
Nancy H. Allen             53            Treasurer and Assistant Secretary              1964
Veda H. Edwards            58            Secretary                                      1959

Management Compensation

     Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 1998 and 1997 certain information as to the cash compensation received by Mr. Ward, the Chief Executive Officer of the Company and the Bank. There were no other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities.

                                                                                Other Annual
    Name and                                                                    Compensation             All Other
Principal Position                     Year           Salary        Bonus          ($)/3/              Compensation
------------------                     ----           ------        -----       ------------           ------------
Eugene M. Ward, President, Chief       1998           $66,533/1/   $----/4/            ----             $1,918.80/3/
Executive Officer and Director
                                       1997           $64,000/1/   $7,320              ----              $ 395.00/3/

-----------------------

/1/ Includes directors' fees of $3,250 and $3,000 received by Mr. Ward in 1998 and 1997, respectively.

/2/ Under the "Other Annual Compensation" category, perquisites for the fiscal years ended June 30, 1998 and 1997 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Ward.

/3/ Represents the amount of the insurance premium paid by the Bank for term life insurance for the benefit of Mr. Ward.

/4/ Mr. Ward's bonus for fiscal year 1998 was not paid until August 1998 after the Company's and the Bank's audit was completed. See "Bonus Compensation" below.

Bonus Compensation

     The board of directors of the Bank has established a plan for awarding an annual bonus to all employees of the Bank including Mr. Ward. Under the terms of the annual bonus plan, if the profits of the Bank exceed a certain target amount, which target amount is determined annually by the Bank's board of directors, an aggregate amount equal to 10% of the profits of the Bank is divided pro rata among the full-time employees based on each employee's base salary. However, the annual bonus paid to each of the Bank's employees may not exceed 20% of each such employee's annual base salary. However, as is the case with the Bank's compensation arrangements in general, the Bank's bonus compensation is subject to regulatory oversight and, therefore, could be changed in the future in response to regulatory requirements or otherwise.

Other Benefits

     The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") for its employees. All full-time employees of the Bank who have completed one year of service and who are at least twenty-one (21) years of age are covered under the Pension Plan.

     Participants are fully vested in amounts contributed to the Pension Plan on their behalf after six (6) years of service, as follows: less than 2 years of service, 0%; 2 years, 20%; 3 years, 40%; 4 years, 60%; 5 years, 80%; 6 years, 100%. Benefits under the Pension Plan are payable in the event of the participant's retirement, death, disability or termination of employment.

     Normal retirement age under the Pension Plan is the later of (a) age sixty-five (65), or (b) the fifth anniversary of the participant's joining the plan ("Normal Retirement Age"). Subject to certain restrictions on maximum benefits required by federal law, upon reaching Normal Retirement Age, each participant will receive a retirement benefit normally in the form of a straight life annuity, determined pursuant to a formula which takes into consideration a participant's "average monthly compensation" and up to seven (7) years of service. For purposes of the Pension Plan, a participant's "average monthly compensation" is defined as a participant's compensation converted to a monthly amount and then averaged over the five (5) consecutive plan years within the last ten (10) calendar years immediately preceding his retirement.

     As of June 30, 1998, Mr. Ward's expected benefit under the Pension Plan at Normal Retirement Age was $33,093 per year.

Employment Agreement

     In connection with the Conversion, the Bank entered into an employment agreement with Eugene M. Ward, President and Chief Executive Officer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provides for an initial annual base salary of $69,000 and an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the board of directors of the Bank. The agreement also provides that base salary shall be reviewed by the board of directors not less often than annually. In addition, the employment agreement provides for possible profitability and discretionary bonuses, as described in "Bonus Compensation" and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with Mr. Ward's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Ward. In the event of a "change in control" (as defined below) in lieu of continuing to be entitled to receive a profitability bonus, Mr. Ward's base salary shall be adjusted to include an amount equal to the average of the two previous years' annual profitability bonus and such adjusted base salary shall be increased by a minimum of 6% annually. In addition, the agreement will automatically be extended so that it will have a three-year term after the change in control.

     The employment agreement provides that the nature of Mr. Ward's compensation, duties or benefits cannot be diminished following a change in control of the Bank or the Company. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

Severance Plan

     In connection with the Conversion, the Bank's Board of Directors adopted a Severance Plan for the benefit of its employees who are not employed by the Bank pursuant to an employment agreement at the time of a "change in control" (as defined in the Severance Plan). The Severance Plan provides that in the event there is a change in control of the Bank or the Company and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than 40 miles distant from the employee's primary work location within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the following: (a) if the employee has been an employee for less than twenty (20) years, the employee shall be entitled to a benefit equal to the greater of (1) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee or (2) the amount of one month's salary at the employee's salary rate at the time of termination; or (b) if the employee has been an employee for twenty (20) or more years, the employee shall be entitled to a benefit equal to the greater of (1) an amount equal to two weeks' salary of the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee or (2) an amount equal to two years of the employee's annual salary at the employee's existing salary rate.

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.


                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Faulkner & Thompson, P.A., the Company's and the Bank's independent auditor for the year ended June 30, 1998, has been selected as the Company's and the Bank's independent auditor for the 1999 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representation of Faulkner & Thompson, P.A. is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.


                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 1999 Annual Meeting of Stockholders will be held in November of 1999. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than June 16, 1999, and meet all other applicable requirements for inclusion therein.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                  OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

     The Annual Report of the Company for the year ended June 30, 1998, which includes consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: ANSON BANCORP, INC., 211 SOUTH GREENE STREET, WADESBORO, NORTH CAROLINA 28170, ATTENTION: EUGENE M. WARD.

                                         By Order of the Board of Directors,

                                         /s/ Veda H. Edwards
                                         Veda H. Edwards
                                         Secretary

Wadesboro, North Carolina
October 12, 1998

[X]  PLEASE MARK VOTES             REVOCABLE PROXY
     AS IN THIS EXAMPLE            ANSON BANCORP, INC.

     ANNUAL MEETING OF STOCKHOLDERS
     NOVEMBER 12, 1998
       10:00 a.m.

     The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Anson Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the office of the Company, 211 South Greene Street, Wadesboro, North Carolina, on November 12, 1998, at 10:00 a.m. and at any and all adjournments thereof, as follows:



                                                                  --------------
     Please be sure to sign and date this Proxy in the box below.     Date
--------------------------------------------------------------------------------


---- Stockholder sign above ---------Co-holder (if any) sign above ------------

+                                                                              +
                                                For   Withhold   For All Except
1.   The approval of the election of the       ----- ---------- ----------------
     following named directors:
                                               ----- ---------- ----------------

Preston A. Burns, John J. Crawford, W. Kenneth Huntley, Emmett S. Patterson, John R. Potter, H. Patrick Taylor, Jr. and Eugene M. Ward who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                For   Against      Abstain
2.   The ratification of Faulkner &            ----- ---------- ----------------
     Thompson, P.A. as the independent
     auditor of the Company for the year       ----- ---------- ----------------
     ending June 30, 1999.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.


     If a proxy is returned and no instructions are given, the proxy will be voted for the nominees for election to the Board of Directors named on this
      ---
Revocable Proxy and for the ratification of Faulkner & Thompson, P.A. as the
                    ---
independent auditor for the Company for the 1999 fiscal year. If instructions are given with respect to one but not both proposals, such instructions as are given will be followed and the proxy will be voted for the proposal on which no
                                                   ---
instructions are given.


   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                              ANSON BANCORP, INC.
--------------------------------------------------------------------------------
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated October 12, 1998.
     Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------